INCOME TAX - DEFERRED TAX (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryforward	$ 40,819	$ 12,170
Capitalized start up/organization costs	606,383	9,921
Total deferred tax assets	647,202	22,091
Valuation allowance	(647,202)	(22,091)
Deferred tax assets, net of allowance	$ 0	$ 0